Tompkins Financial Corporation 8-K

EXHIBIT 99.1

Annual Shareholder Meeting May 13, 2025

This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to certain risks and uncertainties that could cause actual results of the Company to differ materially from those expressed and/or implied by forward - looking statements and historical performance. Forward - looking statements may be identified by use of such words as "may", "will", "estimate", "intend", "continue", "believe", "expect", "plan", or "anticipate", and other similar words. Some of the factors that are among those that could cause actual results to differ materially from the forward - looking statements are those described in our Quarterly Report on Form 10 - Q and Annual Report on Form 10 - K as filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update the forward - looking statements. Forward - Looking Information − Safe Harbor 2

Tompkins Financial Strength • Long - standing commitment to sustainable performance • Profitable every year since at least 1942 • Remain well capitalized • Diversified and growing revenue streams • Disciplined credit culture, 10 - year average net charge offs below 0.04% • Strong core deposit base, core deposits represent 91.7%* of deposits • Liquidity improvement with the ratio of wholesale funding as a percentage of total assets at 7.2% in Q1 2025 vs. 9.8% in 2019 * Source: UBPR as of March 31, 2025 3

2024 Recap – Higher Revenue and Lower Expense Net Income Improving vs 2023 • Growth in net interest income » 2023 balance sheet reposition » Increasing levels of loan growth (+7.4%) » Managed deposit costs, improving deposit growth • Higher levels of provision supporting loan growth • Increasing noninterest income » Fee - based services (Insurance, wealth management and service charges on deposit accounts and cards) up 6% • Lower noninterest expense » Noninterest expense down $3.7 million or 1.8% » Lower other operating expenses partially offset by higher salaries and wages 4

Annual Earnings Trends $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y Diluted EPS Diluted EPS (GAAP) Core Diluted EPS (Source: S&P Global) TMP Diluted EPS: 10 Year Compound Annual Growth Rate of 3.6% 5

• Continued net interest margin expansion, up 25 bps as compared to a year ago • Loan Growth 7.6% YOY • Deposit growth improving while deposit rates moderating, average deposit balances up 4% vs a year ago First Quarter Highlights • Noninterest Income up 13.1% vs. prior year • Noninterest Expense up 1.5% vs. prior year • Liquidity remains strong; Loan to Deposit ratio 89.8% • Capital ratios improving Tompkins Fundamentals Continue Improvement 6

0.59 - 2.35 1.05 1.18 1.10 1.30 1.37 1.37 -$2.50 -$2.00 -$1.50 -$1.00 -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Diluted EPS ▪ Q2 and Q3 2023 reflect impacts of securities sales ▪ Q1 2025 Diluted EPS is up 16.1% vs prior year Quarterly Earnings Trends 7

0% 2% 4% 6% 8% 10% 12% 14% 16% 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y Q1 2025 Consistently Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 16% 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024 Y Q1 2025 Total Capital Ratio Tier 1 Ratio • Total capital ratio reflects capital that is $170 million above regulatory minimums • Well capitalized on a historically lower risk balance sheet Well Capitalized threshold Well Capitalized threshold 8

0% 2% 4% 6% 8% 10% 12% 14% TMP Peer (2) Profitability 0.00% 1.00% 2.00% 3.00% 4.00% TMP Peer (2) ROAA (1) ROAE (1) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% TMP Peer (2) Net Interest Margin (1) * 2023 results include balance sheet repositioning, which resulted in a pre - tax loss of $70 million **Quarterly results annualized (1) Source: S&P Global (2) Peer represents “Benchmarking Peer Group” as listed in Tompkins 2025 Proxy 9

Annual Cash Dividend Trends $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Y Cash Dividend Per Share TMP Cash Dividend: 10 Year Compound Annual Growth Rate of 4.2% Q1 2025 raised dividend 1.6% vs Q1 2024 payable in Q2 2025 10

Stock Performance 10YR 5YR LTM Total Return 4.1% 0.7% 31.6% TMP 6.5% 11.4% 14.4% Proxy Peer Median Dividend Yield *P/TBV P/LTM EPS* Stock Valuation 4.3% 1.35x 11.7x TMP 3.4% 1.21x 12.5x Proxy Peer Median As of April 22, 2025 Dividend Yield *P/TBV P/LTM EPS* Stock Valuation 5.2% 1.16x 10.5x^ TMP 4.2% 1.08x 10.6x Proxy Peer Median As of April 22, 2024 “Last Year” Positive total returns over the last twelve months Total return favorably impacted by improving earnings and multiple expansion vs. prior year * Source: S&P Global ^Represents price to LTM core earnings 11

Commitment to Sustainable Performance • Profitable for at least 83 consecutive years • Cash dividends increased for 36 consecutive years • Cash dividends paid for 145 consecutive years • Culture of sustainably generating top quartile return on equity • Valuable core deposit franchise • Strong historical credit quality • Strengthening loan growth • Growing noninterest revenues • Disciplined expense management • Well positioned for growth with adequate Capital and Liquidity 12